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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 001-13251 (Commission File Number)	52-2013874 (IRS Employer Identification Number)
11600 Sallie Mae Drive, Reston, Virginia		20193
(Address of principal executive offices)		(zip code)

Registrant's telephone number, including area code: (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Businesses Acquired:

  Not applicable.

  (b)
  Pro Forma Financial Information:

  Not applicable.

  (c)
  Exhibits:

    99.1  Press Release dated July 17, 2003

    99.2  Additional Information Available on the Registrant's Website

Item 9. Regulation FD Disclosure

        The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

        On July 17, 2003, SLM Corporation issued a press release with respect to its earnings for the fiscal quarter ended June 30, 2003, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.salliemae/investor/corpreports.html, is furnished as Exhibit 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ C.E. ANDREWS Name: C.E. Andrews Title: Executive Vice President, Accounting and Risk Management

Dated: July 17, 2003

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 17, 2003
99.2	Additional Information Available on the Registrant's Website

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SIGNATURES
SLM CORPORATION Form 8-K CURRENT REPORT EXHIBIT INDEX